Contact:  Kathleen Campbell, Marketing Director                                                                                                                                               First Citizens Community Bank
570-662-0422                                                                                                                                          15 S. Main Street
570-662-8512 (fax)                                                                                                                                 Mansfield, PA 16933

citizens financial services, inc. reports unaudited first quarter 2019 financial results

MANSFIELD, PENNSYLVANIA— April 25, 2019 – Citizens Financial Services, Inc. (OTC Pink: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three months ended March 31, 2019.

Highlights

•
Net income was $4.4 million for the three months ended March 31, 2019, which is 3.7% higher than the net income for 2018’s comparable period. The effective tax rate for the first three months of 2019 was 15.7% compared to 15.0% in the comparable period in 2018.

•	Net interest income before the provision for loan losses was $11.9 million for the three months ended March 31, 2019, an increase of $495,000, or 4.3%, over the same period a year ago.

•	Net loan growth totaled $8.8 million in the first quarter of 2019, or 3.3% annualized.

•	Return on average equity for the three months (annualized) ended March 31, 2019 was 12.12% compared to 12.62% for the three months (annualized) ended March 31, 2018.

•	Return on average tangible equity for the three months (annualized) ended March 31, 2019 was 14.62% compared to 15.52% for the three months (annualized) ended March 31, 2018. (1)

•	Return on average assets for the three months (annualized) ended March 31, 2019 was 1.22% compared to 1.24% for the three months (annualized) ended March 31, 2018.

Three Months Ended March 31, 2019 Compared to March 31, 2018

•
For the three months ended March 31, 2019, net income totaled $4,405,000 which compares to net income of $4,247,000 for the first three months of 2018, an increase of $158,000 or 3.7%.  Basic earnings per share of $1.26 for first three months of 2019 compares to $1.21 for the 2018 comparable period. Annualized return on equity for the three months ended March 31, 2019 and 2018 was 12.12% and 12.62%, while annualized return on assets was 1.22% and 1.24%, respectively.

•
Net interest income before the provision for loan loss for the three months ended March 31, 2019 totaled $11,915,000 compared to $11,420,000 for the three months ended March 31, 2018, resulting in an increase of $495,000, or 4.3%. Average interest earning assets increased $72.4 million for the three months ended March 31, 2019 compared to the same period last year.  Average loans increased $72.9 million while average investment securities decreased $6.4 million. The tax effected net interest margin for the three months ended March 31, 2019 was 3.62% compared to 3.68% for the same period last year, which was impacted by the increase in the average cost on interest bearing liabilities of 39 bps, to 1.14%.

•
The provision for loan losses for the three months ended March 31, 2019 was $400,000 compared to $500,000 for the comparable period in 2018, a decrease of $100,000.  The decrease in the provision primarily reflects the lower loan growth experienced during the first three months of 2019 compared to 2018.

•
Total non-interest income was $2,033,000 for the three months ended March 31, 2019, which is $127,000 more than for the comparable period last year.  The primary driver was an increase in brokerage and insurance commissions of $112,000.

•
Total non-interest expenses for the three months ended March 31, 2019 totaled $8,322,000 compared to $7,832,000 for the same period last year, which is an increase of $490,000, or 6.3%.  Salaries and benefits increased $194,000 primarily due to an increase in benefits costs. Other expenses increased $191,000, which was primarily due to an increase in costs as a result of the decision to terminate a pension plan acquired as part the First National Bank of Fredericksburg acquisition in 2015.

•	The provision for income taxes increased $74,000 when comparing the three months ended March 31, 2019 to the same period in 2018 as a result of an increase in income before income tax of $232,000.

Balance Sheet and Other Information:

•	At March 31, 2019, total assets were $1.45 billion, compared to $1.43 billion at December 31, 2018 and $1.38 billion at March 31, 2018.

•
Available for sale securities of $244.4 million at March 31, 2018 increased $3.4 million from December 31, 2018 and decreased $6.9 million from March 31, 2018. The yield on the investment portfolio increased from 2.48% to 2.69% on a tax equivalent basis.

•
Net loans as of March 31, 2019 totaled $1.08 billion and increased $8.8 million from December 31, 2018 and $57.7 million from March 31, 2018. Net loan growth was negatively impacted by over $4.0 million of large loan pay-offs and transfers to other real estate owned as the result of a settlement with a customer in bankruptcy. The growth in 2019 was in commercial and agricultural relationships, which continues the trend from 2018.

•
The allowance for loan losses totaled $13,084,000 at March 31, 2019 which is an increase of $200,000 from December 31, 2018.  The increase is due to recording a provision for loan losses of $400,000 and recoveries of $14,000, offset by charge-offs of $214,000, which were primarily related to one relationship, which was settled as part of a bankruptcy proceeding. Annualized net charge-offs as a percent of total loans through March 31, 2019 was .07%.  The allowance as a percent of total loans was 1.20% as of March 31, 2019 and 1.19% as of December 31, 2018.

•
Deposits decreased $3.5 million from December 31, 2018, to $1.18 billion at March 31, 2019, primarily due to timing differences and a municipal customer in our State College office starting a large construction project. Borrowed funds increased $17.1 million from December 31, 2018 to $108.3 million at March 31, 2019. Non-interest-bearing deposits increase $5.0 million at March 31, 2019.

•
Stockholders’ equity totaled $142.8 million at March 31, 2019, compared to $139.2 million at December 31, 2018, an increase of $3.6 million.  The increase was attributable to net income for the three months ended March 31, 2019 totaling $4.4 million, offset by cash dividends for the first quarter totaling $1.6 million and net treasury stock activity of $330,000.  As a result of changes in interest rates impacting the fair value of investment securities, the unrealized loss on available for sale investment securities, net of tax, improved $1.1 million from December 31, 2018.

Dividend Declared

On March 5, 2019, the Board of Directors declared a cash dividend of $0.445 per share, which was paid on March 29, 2019 to shareholders of record at the close of business on March 15, 2019. The quarterly cash dividend is an increase of 3.2% over the regular cash dividend of $0.431 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2018.

Citizens Financial Services, Inc. has nearly 1,700 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1)	See reconciliation of non-gaap measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The
	Three Months Ended
	March 31
	2019	2018
Income and Performance Ratios
Net Income	$4,405	$4,247
Return on average assets (annualized)	1.22%	1.24%
Return on average equity (annualized)	12.12%	12.62%
Return on average tangible equity (annualized) (b)	14.62%	15.52%
Net interest margin (tax equivalent)	3.62%	3.68%
Earnings per share - basic (c)	$1.26	$1.21
Earnings per share - diluted (c)	$1.26	$1.21
Cash dividends paid per share	$0.445	$0.431

Asset quality
Allowance for loan and lease losses	$13,084	$11,587
Non-performing assets	$16,059	$12,814
Allowance for loan and lease losses/total loans	1.20%	1.12%
Non-performing assets to total loans	1.47%	1.24%
Annualized net charge-offs to total loans	0.07%	0.04%

Equity
Book value per share (c)	$41.63	$38.35
Tangible Book value per share (b) (c)	$34.53	$31.19
Market Value (Last reported trade of month)	$64.00	$62.65
Common shares outstanding	3,498,834	3,481,762
Number of shares used in computation - basic (c)	3,494,010	3,512,552
Number of shares used in computation - diluted (c)	3,494,010	3,512,915

Other
Total Risk Based Capital Ratio (a)	13.59%	13.09%
Tier 1 Risk Based Capital Ratio (a)	12.34%	11.92%
Common Equity Tier 1 Risk Based Capital Ratio (a)	11.63%	11.17%
Leverage Ratio	9.22%	8.87%
Average Full Time Equivalent Employees	261.8	261.9
Loan to Deposit Ratio	92.32%	92.52%

Balance Sheet Highlights	March 31,	December 31	March 31,
	2019	2018	2018

Assets	$1,448,054	$1,430,712	$1,382,483
Investment securities	244,964	241,526	251,528
Loans (net of unearned income)	1,090,917	1,081,883	1,031,738
Allowance for loan losses	13,084	12,884	11,587
Deposits	1,181,654	1,185,156	1,115,153
Stockholders' Equity	142,845	139,229	129,850

(a) Presented as projected for March 31, 2019 and actual for the remaining period
(b) See reconcilation of Non-GAAP measures at the end of the press release
(c) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	March 31	December 31	March 31
(in thousands except share data)	2019	2018	2018
ASSETS:
Cash and due from banks:
Noninterest-bearing	$16,384	$15,327	$10,141
Interest-bearing	1,450	1,470	2,334
Total cash and cash equivalents	17,834	16,797	12,475

Interest bearing time deposits with other banks	15,498	15,498	10,532

Equity securities	527	516	188

Available-for-sale securities	244,437	241,010	251,340

Loans held for sale	182	1,127	233

Loans (net of allowance for loan losses: $13,084 at March 31, 2019;
$12,884 at December 31, 2018 and $11,587 at March 31, 2018)	1,077,833	1,068,999	1,020,151

Premises and equipment	16,177	16,273	16,378
Accrued interest receivable	4,769	4,452	4,283
Goodwill	23,296	23,296	23,296
Bank owned life insurance	27,656	27,505	27,035
Other intangibles	1,547	1,623	1,856
Other assets	18,298	13,616	14,716

TOTAL ASSETS	$1,448,054	$1,430,712	$1,382,483

LIABILITIES:
Deposits:
Noninterest-bearing	$184,988	$179,971	$173,124
Interest-bearing	996,666	1,005,185	942,029
Total deposits	1,181,654	1,185,156	1,115,153
Borrowed funds	108,263	91,194	124,121
Accrued interest payable	1,092	1,076	867
Other liabilities	14,200	14,057	12,492
TOTAL LIABILITIES	1,305,209	1,291,483	1,252,633
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2019 or 2018	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at March 31, 2019 and December 31, 2018 and 15,000,000 at March 31, 2018: issued 3,904,212 at March 31, 2019 and
December 31, 2018 and 3,869,939 at March 31, 2018	3,904	3,904	3,870
Additional paid-in capital	53,102	53,099	51,113
Retained earnings	102,574	99,727	92,713
Accumulated other comprehensive loss	(2,825)	(3,921)	(4,977)
Treasury stock, at cost: 405,378 at March 31, 2019; 399,616 shares
at December 31, 2018 and 388,177 shares at March 31, 2018	(13,910)	(13,580)	(12,869)
TOTAL STOCKHOLDERS' EQUITY	142,845	139,229	129,850
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,448,054	$1,430,712	$1,382,483

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended
	March 31,
(in thousands, except per share data)	2019	2018
INTEREST INCOME:
Interest and fees on loans	$13,314	$11,861
Interest-bearing deposits with banks	104	58
Investment securities:
Taxable	1,108	800
Nontaxable	357	527
Dividends	134	137
TOTAL INTEREST INCOME	15,017	13,383
INTEREST EXPENSE:
Deposits	2,314	1,316
Borrowed funds	788	647
TOTAL INTEREST EXPENSE	3,102	1,963
NET INTEREST INCOME	11,915	11,420
Provision for loan losses	400	500
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	11,515	10,920
NON-INTEREST INCOME:
Service charges	1,099	1,104
Trust	232	251
Brokerage and insurance	293	181
Gains on loans sold	99	72
Equity security gains (losses), net	11	6
Earnings on bank owned life insurance	151	152
Other	148	140
TOTAL NON-INTEREST INCOME	2,033	1,906
NON-INTEREST EXPENSES:
Salaries and employee benefits	5,029	4,835
Occupancy	592	592
Furniture and equipment	155	142
Professional fees	442	399
FDIC insurance	111	100
Pennsylvania shares tax	275	300
Amortization of intangibles	66	76
ORE expenses	107	34
Other	1,545	1,354
TOTAL NON-INTEREST EXPENSES	8,322	7,832
Income before provision for income taxes	5,226	4,994
Provision for income taxes	821	747
NET INCOME	$4,405	$4,247

PER COMMON SHARE DATA:
Net Income - Basic	$1.26	$1.21
Net Income - Diluted	$1.26	$1.21
Cash Dividends Paid	$0.445	$0.431

Number of shares used in computation - basic	3,494,010	3,512,552
Number of shares used in computation - diluted	3,494,010	3,512,915

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	March 31,	Dec 31	Sept 30	June 30,	March 31,
	2019	2018	2018	2018	2018
Interest income	$15,017	$15,088	$14,259	$14,028	$13,383
Interest expense	3,102	2,845	2,489	2,277	1,963
Net interest income	11,915	12,243	11,770	11,751	11,420
Provision for loan losses	400	625	475	325	500
Net interest income after provision for loan losses	11,515	11,618	11,295	11,426	10,920
Non-interest income	2,022	1,997	2,022	1,835	1,900
Investment securities gains (losses), net	11	(20)	(12)	7	6
Non-interest expenses	8,322	8,235	7,788	7,702	7,832
Income before provision for income taxes	5,226	5,360	5,517	5,566	4,994
Provision for income taxes	821	845	936	875	747
Net income	$4,405	$4,515	$4,581	$4,691	$4,247
Earnings Per Share Basic	$1.26	$1.29	$1.31	$1.34	$1.21
Earnings Per Share Diluted	$1.26	$1.29	$1.31	$1.34	$1.21

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended March 31,
	2019			2018
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	8,759	7	0.32	8,100	5	0.25
Interest bearing time deposits at banks	15,498	97	2.54	10,311	53	2.11
Investment securities	252,053	1,693	2.69	258,443	1,604	2.48
Loans: (2)(3)(4)
Residential mortgage loans	215,670	2,825	5.31	214,598	2,724	5.15
Construction loans	28,439	357	5.09	17,665	201	4.62
Commercial Loans	401,813	5,423	5.47	388,200	4,978	5.20
Agricultural Loans	334,520	3,739	4.53	283,714	3,037	4.34
Loans to state & political subdivisions	100,922	978	3.93	104,511	916	3.55
Other loans	9,768	184	7.64	9,507	183	7.79
Loans, net of discount (2)(3)(4)	1,091,132	13,506	5.02	1,018,195	12,039	4.79
Total interest-earning assets	1,367,442	15,303	4.54	1,295,049	13,701	4.29
Cash and due from banks	6,741			6,908
Bank premises and equipment	16,263			16,481
Other assets	54,278			54,878
Total non-interest earning assets	77,282			78,267
Total assets	1,444,724			1,373,316
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	328,357	578	0.71	325,937	330	0.41
Savings accounts	211,149	184	0.35	185,242	50	0.11
Money market accounts	161,424	505	1.27	145,890	245	0.68
Certificates of deposit	293,385	1,047	1.45	266,275	691	1.05
Total interest-bearing deposits	994,315	2,314	0.94	923,344	1,316	0.58
Other borrowed funds	113,829	788	2.81	138,613	647	1.89
Total interest-bearing liabilities	1,108,144	3,102	1.14	1,061,957	1,963	0.75
Demand deposits	176,989			164,189
Other liabilities	14,199			12,537
Total non-interest-bearing liabilities	191,188			176,726
Stockholders' equity	145,392			134,633
Total liabilities & stockholders' equity	1,444,724			1,373,316
Net interest income		12,201			11,738
Net interest spread (5)			3.40%			3.54%
Net interest income as a percentage
of average interest-earning assets			3.62%			3.68%
Ratio of interest-earning assets
to interest-bearing liabilities			123%			122%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2018 and 34% for 2017.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Real estate:
Residential	$214,635	$215,305	$213,255	$213,242	$215,349
Commercial	334,371	319,265	312,982	309,571	320,381
Agricultural	295,547	284,520	280,569	262,691	248,710
Construction	18,611	33,913	30,262	27,901	22,239
Consumer	9,773	9,858	9,702	9,740	9,672
Other commercial loans	74,323	74,118	72,219	75,002	74,930
Other agricultural loans	43,245	42,186	39,917	42,131	40,396
State & political subdivision loans	100,412	102,718	101,425	99,922	100,061
Total loans	1,090,917	1,081,883	1,060,331	1,040,200	1,031,738
Less allowance for loan losses	13,084	12,884	12,383	11,941	11,587
Net loans	$1,077,833	$1,068,999	$1,047,948	$1,028,259	$1,020,151

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$4,470	$3,308	$3,127	$5,143	$5,660

Non-accrual loans	$11,700	$13,724	$14,530	$10,931	$11,433
Loans past due 90 days or more and accruing	64	68	302	1,046	429
Non-performing loans	$11,764	$13,792	$14,832	$11,977	$11,862
OREO	4,295	601	628	471	952
Total Non-performing assets	$16,059	$14,393	$15,460	$12,448	$12,814

	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended
Analysis of the Allowance for loan Losses	December 31,	December 31,	September 30,	June 30,	March 31,
(In Thousands)	2018	2018	2018	2018	2018
Balance, beginning of period	$12,884	$12,383	$11,941	$11,587	$11,190
Charge-offs	(214)	(140)	(48)	(61)	(116)
Recoveries	14	16	15	90	13
Net (charge-offs) recoveries	(200)	(124)	(33)	29	(103)
Provision for loan losses	400	625	475	325	500
Balance, end of period	$13,084	$12,884	$12,383	$11,941	$11,587

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(Dollars in thousands, except per share data)

	As of
	March 31,
	2019	2018
Tangible Equity
Stockholders Equity - GAAP	$142,845	$129,850
Accumulated other comprehensive loss	(2,825)	(4,977)
Intangible Assets	24,843	25,152
Non-GAAP Tangible Equity	120,827	109,675
Shares outstanding adjusted for June 2018 stock Dividend	3,498,834	3,516,034
Tangible Book value per share	$34.53	$31.19

	As of
	March 31,
	2019	2018
Tangible Equity per share
Stockholders Equity - GAAP	$40.83	$36.93
Adjustments for accumulated other comprehensive loss	(0.80)	(1.42)
Book value per share	41.63	38.35
Adjustments for intangible assets	7.10	7.16
Tangible Book value per share	$34.53	$31.19

	As of
	March 31,
	2019	2018
Returin on Average Tangible Equity
Average Stockholders Equity - GAAP	$141,578	$130,493
Average Accumulated Other Comprehensive Loss	(3,814)	(4,140)
Average Intangible Assets	24,872	25,198
Average Non-GAAP Tangible Equity	120,520	109,435
Net Income	$4,405	$4,247
Annualized Return on Average Tangible Equity	14.62%	15.52%

	Three Months Ended
	March 31,
Reconciliation of net interest income on fully taxable equivalent basis	2019	2018
Total interest income	$15,017	$13,383
Total interest expense	3,102	1,963
Net interest income	11,915	11,420
Tax equivalent adjustment	286	318
Net interest income (fully taxable equivalent)	$12,201	$11,738